UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2004

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Northeast Indiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	0-26012	35-1948594
(State or other jurisdiction of incorporation or organization)	(Commission File) Number	(IRS Employer Identification No.)

648 North Jefferson Street, Huntington, IN 46750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (260) 356-3311

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events.

Item 8.01. Other Events.

        On October 27, 2004, the Registrant issued a press release announcing, the Registrant’s quarterly dividend, payable on November 23, 2004 to shareholders of record on November 9, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

                      (c)  Exhibits.

                                    The following Exhibit is being furnished herewith:

                                    99.1     Press Release of Northeast Indiana Bancorp, Inc., dated October 27, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST INDIANA BANCORP, INC. By: /S/ Stephen E. Zahn Stephen E. Zahn President and Chief Executive Officer

Dated:   October 27, 2004

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Press Release of Northeast Indiana Bancorp, Inc. dated October 27, 2004